Exhibit 10.55

CONFIDENTIAL TREATMENT GRANTED. *********** INDICATES OMITTED MATERIAL THAT HAS BEEN GRANTED CONFIDENTIAL TREATMENT BY THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMD_00389

Client Code/Reference No: WFNIA/CA

AMENDMENT

Date of Amendment: August 23rd 2011

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (“MSCI”), a Delaware corporation, and Blackrock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit B is hereby amended to allow the Funds to be additionally listed and traded on the USA domiciled stock or securities exchanges (herein referred to as the “USA Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable USA securities law. All other terms and restrictions contained in Exhibit B shall apply to the USA Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the USA Listed Funds may only be based on the following index:

MSCI World Index	MSCI EM Energy 25/50 Index
MSCI Emerging Markets Asia Index	***********
***********	MSCI All Country Asia information Technology Index
MSCI Emerging Markets EMEA Index	MSCI Emerging Markets Growth Index
MSCI Emerging Markets Latin America Index	MSCI Emerging Markets Value Index
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***********	MSCI Denmark IMI 25/50 Index
***********	MSCI Finland IMI 25/50 Index
MSCI Norway IMI 25/50 Index
MSCI All Country Asia ex Japan Small Cap Index	MSCI India Index
MSCI India Small Cap Index	MSCI Vietnam IMI Index
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MSCI Australia Small Cap index
MSCI Canada Small Cap Index
MSCI Germany Small Cap Index
MSCI Hong Kong Small Cap Index
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MSCI Singapore Small Cap Index
MSCI Taiwan Small Cap Index
MSCI United Kingdom Small Cap Index

For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all USA Listed Funds. For clarity, there shall be no separate licensee fees for the USA Listed Funds but any additional assets from the USA Listed Funds shall be included in the average daily net assets of the applicable listed Funds for purposed of calculating license fees.

2.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Mexican domiciled stock or securities exchanges (herein referred to as the “Mexican Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Mexican securities law. All other terms and restrictions contained in Exhibit B shall apply to the Mexican Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Mexican Listed Funds may only be based on the following index:

AMD_00389

MSCI World Index	***********
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***********	MSCI Denmark IMI 25/50 Index
***********	MSCI Finland IMI 25/50 Index
MSCI Norway IMI 25/50 Index
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For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all Mexican Listed Funds. For clarity, there shall be no separate licensee fees for the Mexican Listed Funds but any additional assets from the Mexican Listed Funds shall be included in the average daily net assets of the applicable listed Funds for purposed of calculating license fees.

3.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Chilean domiciled stock or securities exchanges (herein referred to as the “Chilean Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Chilean securities law. All other terms and restrictions contained in Exhibit B shall apply to the Chilean Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Chilean Listed Funds may only be based on the following index:

MSCI World Index	***********
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For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all Chilean Listed Funds. For clarity, there shall be no separate licensee fees for the Chilean Listed Funds but any additional assets from the Chilean Listed Funds shall be included in the average daily net assets of the applicable listed Funds for purposed of calculating license fees.

AMD_00389

4.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Peru domiciled stock or securities exchanges (herein referred to as the “Peru Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Peru securities law. All other terms and restrictions contained in Exhibit B shall apply to the Peru Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Peru Listed Funds may only be based on the following Index:

MSCI World Index	***********
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For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all Peru Listed Funds. For clarity, there shall be no separate licensee fees for the Peru Listed Funds but any additional assets from the Peru Listed Funds shall be included in the average daily net assets of the applicable listed Funds for purposed of calculating license fees.

5.	Exhibit B is hereby further amended to allow the Funds to be additionally listed and traded on the Colombian domiciled stock or securities exchanges (herein referred to as the “Colombian Listed Funds”). All Listed Funds must be issued, sold and traded on a public basis in accordance with the applicable Colombian securities law. All other terms and restrictions contained in Exhibit B shall apply to the Colombian Listed Funds. Notwithstanding anything to the contrary in Exhibit A, the Colombian Listed Funds may only be based on the following Index:

MSCI World Index	***********
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AMD_00389

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For the avoidance of doubt, the license fees set forth in the Agreement as amended, shall apply with respect to all Colombian Listed Funds. For clarity, there shall be no separate licensee fees for the Colombian Listed Funds but any additional assets from the Colombian Listed Funds shall be included in the average daily net assets of the applicable listed Funds for purposed of calculating license fees.

6.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

7.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: Blackrock Institutional Trust Company, N.A.		MSCI Inc.

By	/s/ Jenni A. Lee	By	/s/ Paul Friedman
Name	Jenni A. Lee	Name	Paul Friedman
	(printed)		(printed)
Title	Director	Title	Executive Director
Date	8/26/2011	Date

LICENSEE: Blackrock Institutional Trust Company, N.A.

By	/s/ Timothy M. Meyer
Name	Timothy M. Meyer
(printed)
Title	M. Director
Date	8/30/2011